Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas N. Chewning, Executive Vice President and Chief Financial Officer of Dominion Resources, Inc. (the Company), certify that:

  the Quarterly Report on Form 10-Q of the Company to which this certification is an exhibit for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2003 and for the period then ended.

/s/ Thomas N. Chewning Thomas N. Chewning Executive Vice President and Chief Financial Officer May 9, 2003

A signed original of this written statement required by Section 906 has been provided to Dominion Resources, Inc. and will be retained by Dominion Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.